COLUMBIA FUNDS VARIABLE INSURANCE TRUST

Columbia Asset Allocation Fund, Variable Series

Columbia Strategic Income Fund, Variable Series

(each, a “Fund” and collectively, the “Funds”)

Supplement dated December 30, 2008 to the Funds’ Prospectuses and

Statement of Additional Information dated May 1, 2008

In November 2008, Barclays Capital announced the rebranding of its unified family of indices, which now includes existing Lehman Brothers indices, under the “Barclays Capital Indices” name. Therefore, effective December 31, 2008, each Fund’s benchmark index has changed its name. Accordingly, the Prospectuses and Statement of Additional Information for all share classes of the Funds are hereby supplemented by replacing references to each Fund’s current benchmark with references to its new benchmark, as follows:

Fund Name	Current Benchmark	New Benchmark
Columbia Asset Allocation Fund, Variable Series	Lehman Brothers U.S. Aggregate Bond Index	Barclays Capital U.S. Aggregate Bond Index

Columbia Strategic Income Fund, Variable Series	Lehman Brothers U.S. Government/Credit Bond Index	Barclays Capital U.S. Government/Credit Bond Index

The rebranding of existing Lehman Brothers indices under the Barclays Capital Indices name is not expected to result in any changes to the constitution or calculation of the indices and does not in any way affect the investment objectives or principal investment strategies of the Funds, which remain unchanged, or the manner in which Columbia Management Advisors, LLC manages the Funds.

Shareholders should retain this Supplement for future reference.